                                                                     Exhibit 5.1
                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Sponsors and Trustee
of Defined Asset Funds--Government Securities Income Fund, U.S. Treasury Strategy Trust--1

We consent to the use in Post-Effective Amendment No. 4 to Registration Statement No. 33-48915 of our opinion dated June 14, 1998 appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the heading 'Auditors' in such Prospectus.

DELOITTE & TOUCHE LLP
New York, N.Y.
July 22, 1998